UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007

MAGSTAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-1561	41-0780999
(State of or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

410 11th Avenue South, Hopkins, MN	55343
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (952) 935-6921

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Directors

On December 5, 2007, Duane R. Bryngelson was promoted from his position as Chief Operating Officer to the President of the Company.  Emmet Day, formerly the Midwest Sales Manager, was promoted to the Vice President of Global Sales and Marketing.  Jon L. Reissner, formerly President and Chief Executive Officer of the Company, will continue in his role as Chief Executive Officer as Mr. Bryngelson assumes his role as President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGSTAR TECHNOLOGIES, INC.

Dated: December 5, 2007	By	/s/ Jon L. Reissner
Jon L. Reissner
Its: President and Chief Executive Officer